UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INVESTORS CAPITAL HOLDINGS, LTD.

     (Name of Registrant as Specified In Its Charter)
_____________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of 2007 Annual Meeting and Proxy Statement

July 26, 2007

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") to be held on Thursday, August 23, 2007, at 10:00 a.m. local time, at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts. Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

     The Notice of Annual Meeting of Stockholders and Proxy Statement containing information pertaining to the business to be transacted at the Meeting appears on the following pages.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date, and mail the enclosed proxy card at your earliest convenience.

     On behalf of the Board of Directors and management I would like to thank you for your interest and participation in the affairs of the Company.

Sincerely,

Theodore E. Charles Chairman of the Board and Chief Executive Officer

INVESTORS CAPITAL HOLDINGS, LTD. 230 Broadway East Lynnfield, Massachusetts 01940

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, AUGUST 23, 2007

July 26, 2007

To the Stockholders:

     NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders (the "Meeting") of Investors Capital Holdings, Ltd. (the "Company") will be held at 10:00 a.m. local time on Thursday, August 23, 2007 at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts for the following purposes:

*	To elect five directors, each to serve for a term of one year or until their successors are elected and qualified;

*	To ratify the appointment by the Board of Directors of independent auditors to audit the Company's books and records for the fiscal year ending March 31, 2008;

*	To approve the domestication of the Company as a Delaware corporation by approving the Plan of Domestication; and

*	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

     Only holders of common stock of record as of the close of business on June 29, 2007 will be entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

     Stockholders are cordially invited to attend the Meeting. It is important that your shares be represented and voted at the Meeting. Because many of our stockholders cannot personally attend the Meeting, it is necessary that a large number be represented by proxy in order to participate in the Meeting. Therefore, if you do not expect to attend the Meeting, but wish your stock to be voted for the business to be transacted thereat, you are requested to complete, sign and date the enclosed proxy card and return it by mailing it in the accompanying postage-paid envelope.

By Order of the Board of Directors, Steven C. Preskenis, Esq. Secretary

PROXY STATEMENT

General

     This Proxy Statement and the accompanying Proxy Card are being furnished in connection with the solicitation by the Board of Directors (the "Board") of Investors Capital Corporation, Ltd., a Massachusetts corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on Thursday, August 23, 2007 at 10:00 a.m. local time at the Eastern Point Yacht Club located at 125 Eastern Point Boulevard, Gloucester, Massachusetts, or any adjournments or postponements thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

     Only the holders of record of the Company's Common Stock, par value $.01 per share, as of the close of business on June 29, 2008 (the "Record Date"), are entitled to notice of, and to vote on, all matters properly brought before the Meeting or any adjustments or postponements thereof. As of July 11, 2007, there were 6,260,566 shares of common stock outstanding.

Voting and Proxy Procedures

     Each stockholder is entitled to one vote for each share of common stock held by him or her at the close of business on the Record Date. Pursuant to the Company's Bylaws, to constitute a quorum for the transaction of business at any meeting of stockholders, there must be present, in person or by proxy, the holders of a majority of the voting power of the issued and outstanding shares of voting stock of the Company. Once a share is represented for any purpose at the meeting, it is deemed present for quorum purposes for the remainder of the meeting. A plurality of the votes cast by the shares of stock entitled to vote, in person or by proxy, at the Meeting will elect directors as long as a quorum is present. If a quorum exists, action on each other question to be voted upon will be approved if votes, in person or by proxy, cast by stockholders favoring the action exceed the vote cast by stockholders opposing the action. When proxies in the enclosed form are returned properly executed, the shares represented thereby will be voted at the Meeting and, where instructions have been given by the stockholder, will be voted in accordance therewith. If the stockholder does not otherwise specify, the stockholder’s shares will be voted FOR each of the nominees for director, FOR the proposal to ratify the appointment of the independent auditors, FOR approval of the conversion of the Company into a Delaware for-profit corporation, all as set forth in this Proxy Statement, and in accordance with their best judgment as to any other business which may come properly before the Meeting. Votes will be counted manually.

     Abstentions and broker "non-votes" are not counted for purposes of the election of a director. On all other proposals, abstentions will be considered as a vote against the proposal, and broker non-votes will not be counted at all. A stockholder executing the accompanying proxy has the power to revoke it at any time prior to the exercise thereof by appearing at the Meeting and voting in person or by filing with the Secretary of the Company, (i) a properly executed, later-dated proxy, or (ii) a written instrument revoking the proxy.

     This Proxy Statement and the accompanying Proxy Card are first being mailed to stockholders on or about July 26, 2007. A copy of the Company's Annual Report to Shareholders for the year ended March 31, 2007, is included with this Proxy Statement.

     The solicitation of proxies in the accompanying form is made by, and on behalf of, the Board of Directors. We have engaged the services of Broadridge to assist us in the distribution of proxies, for which a fee will be paid. There will be no solicitation by officers and employees of the Company. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy materials to the beneficial owners of shares held of record by such persons, and such persons will be reimbursed for reasonable expenses incurred by them in connection therewith.

PROPOSAL 1.

ELECTION OF DIRECTORS

     Five directors are to be elected at the Meeting to hold office until the next annual stockholders meeting or until their successors have been duly elected and qualified. It is the intention of the proposed proxies named in the accompanying Proxy Card to vote FOR the election of the five persons listed below as directors of the Company, unless authority to do so is withheld. The nominees, all of whom are currently directors of the Company, have consented to being nominated and named herein and to serving as directors if elected at the Meeting. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the proposed proxies named in the accompanying Proxy Card have the right to use their discretion to vote for a substitute.

     The Bylaws of the Company provide that the number of Directors shall be determined by vote of the stockholders or the Board of Directors, but shall consist of not less than three Directors. Each director presently is elected for a one-year term at each annual meeting of the stockholders. Officers are elected by, and serve at the pleasure of, the Board of Directors.

     The following sets forth, as of July 11, 2007, certain information with respect to each of the Board’s nominees for election as a director:

     Theodore E. Charles, age 64, has served as a director of the Company since July 1995. A founder of Investors Capital Holdings, Mr. Charles has served as the Company’s chairman of the board, chief executive officer and president since its inception in 1995. Mr. Charles also has served as the chief executive officer of our subsidiaries, Investors Capital Corporation (“ICC”) and Eastern Point Advisors, Inc (“EPA”) since their founding in 1994 and 1995, respectively. Mr. Charles served on the Board of Directors of Revere Savings Bank of Massachusetts from 1997 to 2001 and served on the Advisory Board of Danvers Savings Bank from 2001 to 2003. Mr. Charles currently holds various securities licenses, including series 6, 63, 7 and 24, has been a member of the Financial Planning Association since 1985, and formerly served as Chairman of the Shareholder Advisory Board of Life USA Insurance Company.

     Timothy B. Murphy, age 42, has served as a director of the Company since July 1995. A founder of the Company, Mr. Murphy has served as executive vice president, treasurer and chief financial officer of the Company since its inception, and as president of its subsidiaries, ICC and EPA, since their respective inceptions. He entered the securities industry in 1991 as an operations manager in the Boston regional office of Clayton Securities. By 1994, he was serving as compliance officer of Baybanks Brokerage and a vice president of G.R. Stuart & Company, another brokerage firm. Mr. Murphy holds various securities licenses including series 4, 7, 24, 27, 53, 63 and 65.

     William J. Atherton, age 68, has served as a director since November 2004. Since 2004, Mr. Atherton has been managing director of the Atherton Group, consulting on relationships between insurers, investment and product managers, and distributors in the variable annuity industry. From 1997 until his retirement in 2004, Mr. Atherton was the first President of Ameritas Variable Life Insurance Company, a joint venture between Ameritas Life Insurance Corp. of Lincoln, Nebraska, and AmerUs Life Insurance Corp. of Des Moines, Iowa. Mr. Atherton has been a senior executive in the annuity business since 1985, when he formed North American Security Life (NASL) in Boston, a variable annuity subsidiary of North American Life Assurance of Toronto. Mr. Atherton has been the president and a director of two Variable Insurance Trusts and recently received the John D. Marsh Memorial Award as a 2003 inductee into the NAVA Hall of Fame.

     Robert Martin, age 39, has served as a director since July 2005. Mr. Martin has been the owner and president of Mercury Brewing Company of Ipswich, Massachusetts since acquiring and renaming Ipswich Brewing Company in 1999. Mercury Brewing is a renowned brewer of ales, lagers and sodas. A graduate of Rensselaer Polytechnic Institute, Mr. Martin holds a degree in Architecture and practiced in the Boston area in the 1990’s prior to his employment at the brewing company. In addition to being a successful businessman, Mr. Martin builds fine furniture and participates in endurance athletic events such as the Iron Man Triathlon and Ultra Marathons.

     Arthur Stickney, age 72, has served as a director since August 2004. From 1970 through 2003, Mr. Stickney served as the head of Stickney Associates, a marketing and advertising company whose clients included such brand companies as Alex Brown, Bessemer Trust, Fidelity Investments, Fiduciary Trust, StockCross and Tucker Anthony. Mr. Stickney also served as a partner in charge of business development for Hill Holiday in the late 1960’s, as well as New England and Canadian Advertising Manager for The Wall Street Journal.

Meetings and Attendance

     During fiscal year ended March 31, 2007, (hereinafter referred to as “fiscal 2007”) the Board held 4 meetings. The Company has no policy regarding director attendance at annual stockholder meetings; however, all directors attended the Company’s 2006 annual meeting of stockholders.

Communications with the Board

     Stockholders desiring to send communications, other than proposals for stockholder meetings, to the Board or individual directors should address such communications to the Company’s Secretary, who will forward such communications to the full Board, or individual directors, as deemed appropriate by senior management.

Independent Directors and their Committees

     3 of the 5 members of the Board, Messrs. Atherton, Martin and Stickney, are “independent directors” as defined by the applicable Securities and Exchange Commission (“SEC”) rule and American Stock Exchange (“AMEX”) listing standards. The Board maintains the following separately-designated standing committees, each of which is comprised entirely of 2 or all 3 of the independent directors: the Governance and Nominating Committee, the Audit Committee, and the Compensation Committee. The Audit Committee, which is comprised of all 3 independent directors, formally meets at least 4 times per year in “executive session”, i.e., without the presence of non-independent directors and management, to discharge its assigned duties and functions. In addition, although the other two committees did not formally meet during fiscal 2007, matters pertaining to their respective jurisdictions were discussed on occasion by the independent directors in the context of Audit Committee meetings. As permitted by AMEX rules, during fiscal 2007 executive officer compensation and director slates were determined by the Board, acting with the unanimous affirmative vote of the independent members (and without the participation or vote of Messrs. Charles and Murphy respecting their compensation), rather than by formal action of the Compensation Committee or the Governance and Nominating Committee. Going forward, the Board and management are committed to ensuring that meetings of the 3 independent director committees are separately held, informed by written agendas, address committee matters in consonance with the processes and procedures contained in their respective charters, and result in appropriate minutes.

Director Nomination Process

     As discussed above, the Governance and Nominating Committee did not formally meet during fiscal 2007. The Committee’s role, as specified in its charter, is to identify and recommend to the Company’s Board of Directors (the “Board”) the Board’s slate of nominees for election to the Board at each annual shareholder meeting, to identify and recommend candidates to fill, as deemed necessary, Board vacancies occurring between annual shareholder meetings, to draft and recommend Corporate Governance Guidelines for adoption by the Board, to review, evaluate and recommend to the Board changes to said guidelines, and to review the Company's policies and programs that relate to matters of corporate responsibility. The committee’s charter is not available on our website, but is attached as Appendix A to our 2006 annual meeting Proxy Statement. The Governance and Nominating Committee currently is comprised of Messrs. Atherton and Martin. Mr. Atherton serves as Committee Chairman.

     The Committee’s charter provides that the Committee examine from time to time the characteristics, skills, and experiences appropriate for the Board as a whole and its individual members. In evaluating the suitability of candidates, the Committee is to consider many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly traded company in today’s business environment; understanding of the Company’s business and technology; educational and professional background; and personal accomplishments. The Committee is also to evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best ensure the success of the Company’s business and represent shareholder interests. In determining whether to recommend a director for re-election, the Committee is required to consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

     The Committee will consider shareholder recommendations for candidates for the Board. The name of any recommended candidate for director, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating shareholder’s ownership of Company stock should be sent to the attention of the General Counsel of the Company.

Audit Committee

     The Board maintains an Audit Committee that oversees the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. The Audit Committee consults with the Company’s independent auditors and management with respect to the adequacy of internal controls, the Company's audited financial statements and, where appropriate, the Company's interim financial statements before they are made public, and makes recommendations to the Board of Directors regarding the appointment of independent auditors for the Company. The Audit Committee’s Charter is not available on our website, but is attached as Appendix B to our 2006 annual meeting Proxy Statement. The Audit Committee currently is comprised of Messrs. Atherton, Martin, and Stickney. The Board has determined that Mr. Atherton is an “audit committee financial expert” as defined by the applicable SEC rule. The Audit Committee met 4 times during fiscal 2007. See the section above describing the director nominees’ backgrounds for information regarding Mr. Atherton’s experience that is relevant to serving as an audit committee financial expert.

Compensation Committee

     As discussed above, the Compensation Committee did not formally meet during fiscal 2007. During fiscal 2007 the compensation of Messrs. Charles and Murphy was determined in accordance with the provisions of their respective employment agreements, which give the Board the discretion to increase their salaries and to grant annual bonuses and/or incentive arrangements based upon such factors as increases in the cost of living and individual and/or Company performance. See “Compensation Discussion and Analysis” and “Executive Employment Agreements”, below. Neither of their salaries was increased during fiscal 2007, and the bonuses granted to them during fiscal 2007 were approved by the Board, acting with the unanimous affirmative vote of the independent directors (including the members of the Compensation Committee) and without the participation or votes of Messrs. Charles and Murphy. In the past, the compensation of Mr. Preskenis, who does not have an employment agreement, has been determined by Messrs. Charles and Murphy and disclosed to the Board.

     The Compensation Committee, comprised of Messrs. Atherton and Martin, does not have a formal charter. Going forward, the Company is committed to ensuring that the Compensation Committee will be provided with a formal charter establishing processes and procedures for consideration and determination of executive and director compensation, and the resources to carry out its mandate in a manner fully consistent with the new charter.

Compensation of Directors

DIRECTOR COMPENSATION DURING FISCAL 2007

Name (1)	Fee Earned or	Stock Awards (3)	Total
	Paid in Cash (2)	($)	($)
	($)
William J. Atherton	$8,500	$14,600	$23,100
Robert Martin	$6,000	$7,300	$13,300
Arthur Stickney	$6,000	$7,300	$13,300

1.	All compensation received as a director by named executive officers is disclosed in the Summary Compensation Table, infra, and accordingly is not disclosed in this table.

2.	Directors who are not employees received $1,500 in cash compensation for their attendance in person at each meeting of the Board of Directors. Our audit committee financial expert and chairman of the Audit Committee, William J. Atherton, received an additional $2,500.

3.	The grant date (June 12, 2006) fair value of all listed stock awards is $3.65 per share.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE BOARD'S NOMINEES FOR DIRECTOR.

PROPOSAL 2.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation of its Audit Committee, has appointed the firm of UHY, LLP (“UHY”) to serve as our independent public accountants for the fiscal year ending March 31, 2008. UHY served as our independent public accountants for fiscal 2007 and is considered to be well qualified by our management. Although stockholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the stockholders of the Company for ratification at the Meeting as a matter of good corporate governance. If the stockholders do not ratify the appointment of UHY, the Board of Directors may reconsider the appointment. Further, whether or not stockholder approval is given, the Audit Committee in its discretion may appoint another independent registered public accounting firm at any time during the year if the Committee believes that such a change would be in the best interest of the Company and its stockholders.

No representatives of UHY are expected to attend the Meeting.

Audit Fees

      Through March 31,2007, UHY had a continuing relationship with UHY Advisors, Inc.(“Advisors”) from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has no full time employees, and therefore, none of the audit services performed were provided by permanent full-time employees of UHY.UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

     The aggregate fees billed for fiscal years ended March 31, 2007 and 2006 for professional services rendered by the Company's principal accountant for the audit of the Company's annual financial statements, review of quarterly financial statements, or services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements for those fiscal years totaled $239,874 and $148,643, respectively.

Audit-Related Fees

     The aggregate fees billed in fiscal years ended March 31, 2007 and 2006 for assurance and related services by the Company's principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements (other than as disclosed above) totaled $0 and $0, respectively.

Tax fees

     The aggregate fees billed in fiscal years ended March 31, 2007 and 2006 for professional services rendered by the Company's principal accountant for tax compliance, tax advice, and tax planning (other than as disclosed above) totaled $800 and $21,200, respectively. Said services included preparation and filing of federal and state returns for the fiscal year ended March 31, 2005 and projections for the year ended March 31, 2006.

All Other Fees

     In fiscal years ended March 31, 2007 and 2006 the Company was billed $0 and $15,887, respectively, by our principal accountant for services other than those disclosed above. The services rendered in the fiscal year ended March 31, 2006 consisted of GAAP related research, business operation advisory services, and various matters related to SEC compliance.

Engagement of Accounting Services

     All audit and non-audit services provided to the Company by accountants, including UHY, must be approved by the Audit Committee prior to the rendering of services unless the following conditions are met:

  The services are not recognized by the Company at the time of engagement to be non-audit services;
  The total amount of such services is less than or equal to 5% of the total amount of compensation paid by the Company to the independent auditor during the fiscal year in which the services are provided; and
  The services are brought promptly to the attention of the Audit Committee and approved by the Committee, or by one or more members thereof who have been delegated approval authority, prior to the completion of the annual audit.

     All other permitted services must be pre-approved by either the Audit Committee or a delegate of the Audit Committee. If pre-approval is obtained from a delegate of the Audit Committee, the service may be performed provided that the service must be presented to the Audit Committee at the next scheduled meeting.

     In determining whether or not to approve non-audit accounting services from the Company’s independent auditors, the Audit Committee considers whether the provision of such services is compatible with maintaining the independence of the auditors.

     100% of the cost of accountant services described in “Audit-Related Fees”, “Tax Fees” and “All Other Fees”, above, were incurred in conformity with the requirements set forth above respecting circumstances where there is no Audit Committee pre-approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF UHY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2008.

PROPOSAL 3.

APPROVAL OF THE DOMESTICATION OF THE COMPANY AS A DELAWARE CORPORATION BY APPROVING THE PLAN OF DOMESTICATION

     The Board has adopted a Plan of Domestication, set forth in Exhibit 1 hereto (the “Plan”), pursuant to which the Company, which currently is organized under the laws of the Commonwealth of Massachusetts, would become a Delaware business corporation. Upon completion of the change in domestication, the Company would surrender its Massachusetts corporate charter and submit to the General Corporation Law of Delaware including respecting such matters as corporate structure, governance, powers and duties as well as stockholder rights. Also, immediately upon such change in domestication, the draft Certificate of Incorporation and By-Laws for Investors Capital Holdings, Ltd., set forth in Annexes A and B to the Plan and attached hereto, which are designed to conform to applicable Delaware law respecting business corporations, would be adopted in lieu of the Company’s existing Articles of Incorporation and By-Laws, which were designed to conform to Massachusetts law respecting business corporations.

     For all purposes under Delaware law, upon completion of the change in domestication, which will not by itself cause or involve any physical move of the offices, personnel or business operations of the Company including its subsidiaries:

  The Company shall be deemed to be the same entity as it was immediately prior to the change.
  The change shall not be deemed to affect any obligations or liabilities that the Company or any person may have immediately prior to the change.
  All of the Company’s rights, privileges and powers, and all property of and debts due to the Company shall remain vested in the Company.

  All rights of creditors and all liens upon Company property shall be preserved unimpaired.
  There will be no reclassification or exchange of the common stock or other capital stock of the Company in connection with the change in domestication, nor any change in the Company’s constituent documents that would materially and adversely affect rights in respect of holders of the Company’s common stock, including respecting such matters as rights or preferences with respect to distributions or to dissolution, any stated right in respect of conversion or redemption, preemptive rights or voting rights.

     Management believes that domesticating Investors Capital Holdings, Ltd. under Delaware law will result in legal, structural and governance efficiencies that will tend to facilitate the negotiation and consummation of future mergers, acquisitions, reorganizations, investments, financings and similar transactions and activities, although no such material transactions or activities are currently being contemplated by the Company.

     The Plan will not go into effect unless approved by the stockholders of the Company. Accordingly, the Board of Directors has caused the Plan to be submitted to the stockholders of the Company for their approval by vote at the Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE PLAN OF DOMESTICATION OF THE COMPANY AS A DELAWARE CORPORATION BY APPROVING THE PLAN OF DOMESTICATION.

* ADDITIONAL INFORMATION *

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     This discussion and analysis concerns the compensation of the Company’s “Named Executive Officers”, i.e., Messrs. Charles, Murphy and Preskenis, for the fiscal years ended March 31, 2007, 2006 and 2005 summarized in the following Summary Compensation Table. The SEC defines a company’s named executive officers as (i) the principal executive and financial officers, or persons acting in those capacities, during the most recently completed fiscal year, (ii) the 3 most highly compensated executive officers (other than the principal executive and financial officers) who served as such at the end of said fiscal year, if there be that many, but only those whose total compensation exceeds $100,000 and (iii) up to 2 additional persons for whom such disclosure would have been provided if they had been serving as an executive officer at the end of said fiscal year.

     The basic framework for determining the compensation of Messrs. Charles and Murphy during the three most recently completed fiscal years, including salaries and annual bonuses and incentive programs, has been provided by employment agreements signed in 2000 that continue in force and effect pursuant to automatic extension. See “Executive Employment Agreements”, below, for a more detailed description of these agreements. Under the terms of these agreements, annual bonuses and/or incentive programs, as well as increases in salaries, for these executives are granted at the discretion of the Board. However, although not required by the terms of the employment agreements, equity and non-equity elements of compensation have also been formally approved by written consent of the Compensation Committee and/or unanimous vote of the full Board including the members of the Compensation Committee.

     Mr. Preskenis, appointed COO of the Company’s most important subsidiary in fiscal 2006, technically is not an executive officer of the Company, and is included as a Named Executive Officer only because of his performance of duties for the Company that may be considered similar in nature and importance to that of an actual executive officer. Accordingly, in the past the compensation of Mr. Preskenis, who does not have an employment agreement, has been determined by senior management and was not subject to formal Board or Compensation Committee approval.

     To date there have been no formal policies or guidelines for determining the nature, extent or timing of non-contractually mandated compensation for the Company’s Named Executive Officers. Rather, compensation initiatives have been proposed from time to time by senior management in reaction to perceived need or opportunity for encouraging and/or rewarding executive efforts to improve the Company’s short and long-term performance. Over time, as the Company’s strategic vision has matured, management’s view of the path for success, and the metrics for measuring the Company’s progress along that path, have changed. Current key metrics include average production per representative, top line commission and advisory services revenues, gross margins, operating expenses, legal costs, earnings per share, and average revenue per representative. The Company’s continued success in growing revenues has been reflected in the bonuses granted to the Named Executive Officers in recent years. Similarly, the preferred mix of incentives has varied over time; in recent years stock options awards generally have been supplanted by vesting stock awards due to changes in the recognized methods for accounting for the expense of equity-based compensation in view of the historic relative volatility of the price of the Company’s common stock.

     Going forward, the Company is committed to developing more explicit guidelines to assist the Compensation Committee in its role of determining Named Executive Officer compensation.

Summary Compensation Table

* SUMMARY COMPENSATION TABLE *

Name and Principal	Fiscal	Salary	Bonus	Stock	All	Total
position	Year	($)	($)	Awards	Other	($)
	Ended			($)	Compen-
	March				sation (1)
	31,				($)

Theodore E. Charles	2007	$400,103	$150,000	$218,696	$250,478	$1,019,277
Chief Executive Officer	2006	$400,180	$149,057	-	$15,724	$564,961
	2005	$400,000	$99,782	$6,081	$38,508	$544,371

Timothy B. Murphy	2007	$300,105	$100,000	$218,696	$175,428	$794,229
Chief Financial Officer	2006	$300,180	$99,782	-	$11,738	$411,700
	2005	$300,000	$73,510	$6,081	$10,225	$389,816

Steven C. Preskenis	2007	$200,106	$15,000	$52,849	$50,576	$318,531
Chief Operating Officer &	2006	$148,488	$12,709	-	$8,656	$169,853
General Counsel, ICC	2005	$125,539	$1,791	$4,570	$6,505	$138,405

1. None of the Named Executive Officers received $10,000 of perquisites and other personal benefits during any of the referenced fiscal years. All Other Compensation consists of the following items:

Name and Principal	Fiscal	Life Insurance	401(k)	Gross-ups for	Commissions
position	Year	Premiums	Contribution	payment of	Earned
	Ended	($)	($)	taxes	(S)
	March 31,			($)

Theodore E. Charles	2007	$37,511	$15,373	$193,531	$4,063
Chief Executive Officer	2006	$7,633	$5,898	$2,193	-
	2005	$4,163	$32,877	$1,468	-

Timothy B. Murphy	2007	$1,397	$17,374	$156,657	-
Chief Financial Officer	2006	$882	$9,388	$1,468	-
	2005	$1,397	$6,088	$2,740	-

Steven C. Preskenis	2007	-	$10,250	$40,326	-
Chief Operating Officer & General	2006	-	$8,656	-	-
Counsel, ICC	2005	-	$6,505	-	-

     Each stock award included in the above table has been valued at the closing price of the Company’s common stock on the American Stock Exchange on the date of grant. See “Note 16 – BENEFIT PLANS – Restricted Stock Grants” to our Consolidated Financial Statements in our report on Form 10-K for fiscal 2007.

Executive Employment Agreements

     On August 8, 2000 the Company entered into full-time employment agreements with Theodore E. Charles and Timothy B. Murphy. For each, the term of employment is three years, which, on the third anniversary of the commencement date, automatically extends for a three-year period unless earlier terminated. Under the employment agreements, which have not been terminated, Messrs. Charles and Murphy are entitled to receive an annual base salary of $400,000 and $200,000, respectively, subject to upward adjustments at the discretion of the Compensation Committee or the Board, taking into account such factors as increases in the cost of living adjustments as well as individual and/or Company performance. Their current base salaries are $400,000 and $300,000, respectively. In addition, Messrs. Charles and Murphy may present to the Compensation Committee proposals as to an annual bonus or incentive program for them. Such proposals may or may not be accepted by the Compensation Committee or the Board, acting with the affirmative vote of a majority of the independent members and without the participation or vote of Messrs. Charles and Murphy.

     If the Company fails to renew the employment term or terminates the employment of Mr. Charles, either with or without cause, or if he resigns for just cause or there is a "change in control", Mr. Charles is entitled to receive sixty (60) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Charles had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     If the Company fails to renew the employment term or terminates the employment of Mr. Murphy, either with or without cause, or if he resigns for just cause or there is a "change in control", Mr. Murphy is entitled to receive thirty-six (36) months' base salary at the time of termination plus, to the extent earned and not already paid, any bonus payable for the prior fiscal year plus an amount equal to any bonus payable with respect to the current fiscal year. The base salary is payable in installments on such dates on which it would be paid if Mr. Murphy had not been terminated. The bonus payment is payable in a lump-sum within thirty (30) days of termination.

     A "change in control" shall be deemed to have taken place if a person becomes the beneficial owner, directly or indirectly, of securities of the Company representing 75% or more of the total number of votes that may be cast for the election of the directors of the Company or as the result of, or in connection with, any tender or exchange offer, merger, consolidation or other business combination, sale of assets or one or more contested elections, or any combination of the foregoing transactions in which the persons who were directors of the Company immediately prior to the transaction shall cease to constitute a majority of the board of directors of the Company or of any successor to the Company.

     The employment agreements also contain a provision that neither Mr. Charles nor Mr. Murphy will compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of six months thereafter. A state court may determine not to enforce this provision or to otherwise limit its enforceability.

Grants of Plan-Based Awards

* GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2007 *

Name	Grant	Date of	Stock	Grant
	Date	Board	Awards:	Date Fair
		Action	Number	Value of
			of Shares	Stock
			of Stock	Awards
			(#)

Theodore E. Charles	June 12, 2006	May 12, 2006	100,000	$365,000

Timothy B. Murphy	June 12, 2006	May 12, 2006	100,000	$365,000

Steven C. Preskenis	June 12, 2006	May 12, 2006	25,000	$91,250

     All listed stock awards were awarded under the Company’s 2005 Equity Incentive Plan. One-half of the shares covered by each of the stock grants set forth in the above table were vested at grant, and an additional ten (10%) percent thereof vest upon each of the first five anniversaries of the grant date. The Board authorization for these grants included a provision that the grant date would be the date that the share certificates are received by the Company from its transfer agent, i.e., June 12, 2006. Shares subject to these grants will participate pro rata in any dividends granted generally with the respect to our common stock, including shares that have not yet vested.

Outstanding Equity Awards

* OUTSTANDING EQUITY AWARDS AT FISCAL 2007 YEAR-END *

		Option Awards			Stock Awards

Name	Number	Number	Option	Option	Number	Market
	of	of	Exercise	Expiration	of Shares	Value of
	Securities	Securities	Price	Date	of Stock	Shares
	Underlying	Underlying	($)		That Have	of Stock
	Unexercised	Unexercised			Not	That Have
	Options	Options			Vested	Not
	(#)	(#)			(#) (2)	Vested
	Exercisable Unexercisable (1)					($)

Theodore E. Charles	1,333	333	$1.91	1-Feb-08
Theodore E. Charles					50,000	$182,500

Timothy B. Murphy	1,333	333	$1.91	1-Feb-08
Timothy B. Murphy	150,000	0	$1.00	None
Timothy B. Murphy					50,000	$182,500

Steven C. Preskenis					12,500	$45,625

(1)	All 666 unexercisable options vest on January 2, 2008.

(2)	The listed non-vested stock award shares vest in five equal installments on the first five anniversaries of the

June 12, 2006 date of award.

Options Exercises and Stock Vested

* OPTION EXERCISES AND STOCK VESTED AT FISCAL 2007 YEAR END *

     The following table provides information on option exercises and stock vesting in fiscal 2007 with respect to the Named Executive Officers.

Name	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	on	Acquired on	on
	Exercise	Exercise	Vesting	Vesting
	(#)	($)	(#)	($)

Theodore E. Charles	0	n/a	52,000	$189,800

Timothy B. Murphy	0	n/a	52,000	$189,800

Steven C. Preskenis	0	n/a	12,500	$45,625

Pension Benefits and Nonqualified Deferred Compensation

     None of the Named Executive Officers is entitled to any pension benefits or nonqualified deferred compensation.

Compensation Committee Report

     The Compensation Committee (the “Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) set forth in this proxy statement. Based on said review and discussions, the Committee recommended to the Board that said CD&A be included in the Company’s annual report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C.

COMPENSATION COMMITTEE /s/ William J. Atherton and Robert Martin

Compensation Committee Interlocks and Insider Participation

     No person who served on the Board’s Compensation Committee during fiscal 2007 was a current or former officer or employee of the Company, or had any relationship requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K (“Transactions with Related Persons, Promoters and Certain Control Persons”).

     During fiscal 2007, no executive officer of the Company served as (i) a member of the compensation committee, or equivalent group of directors, of another for-profit entity, one of whose executive officers served on the compensation committee of the Company, (ii) a director of another for-profit entity, one of whose executive officers served on the Company’s compensation committee, or (iii) a member of the compensation committee, or equivalent group of directors, of another for-profit entity, one of whose executive officers served as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

* SECURITIES AUTHORIZED FOR ISSUANCE UNDER COMPENSATION PLANS AS OF MARCH 31, 2007 *

			Number of securities
	Number of securities		remaining available for
	to be issued	Weighted-average	future issuance under
	upon exercise of	exercise price of	equity compensation plans
	outstanding option,	outstanding options,	(excluding securities
Plan category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	©

Equity compensation
plans approved by
security holders	121,989	3.41	596,365

Equity compensation
plans not approved
by security holders	150,000	$1.00	none

Total	271,989	$2.08	596,365

* SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT *

Name of	Number of Shares	Percent Beneficially Owned
Beneficial Owner	Beneficially Owned

Theodore E. Charles	3,512,299	56.09%
Robino Stortini Holdings, LLC	728,127**	10.63%
Timothy B. Murphy	388,099	6.05%
Arthur Stickney	3,667	*
William Atherton	4,000	*
Robert Martin	2,000	*
Steven C. Preskenis, Esq.	26,000	0.42%

All directors/nominees and executive
officers as a group (6 Persons)	4,664,192	74.34%

*	Less than 0.1%.

**	From latest SEC Form 4 filed June 22, 2007

     The above table presents information regarding beneficial ownership of our common stock as of July 11, 2007 by: (1) each person (including any group, as defined in Section 13(d)(3) of the Exchange Act) who is known to the Company to own beneficially more than five percent (5%) of our outstanding common stock, (2) the Named Executive Officers, (3) each director and nominee, and (4) all director/nominees and Named Executive Officers as a group.

     The persons named in the above table have sole voting and dispositive power over all shares of common stock shown as beneficially owned by them, except as otherwise indicated. 280,000 shares attributed in the above table to Mr. Charles are held by him as trustee of a charitable trust. Some of the shares held by Messrs. Charles, Murphy, and Preskenis have not yet vested as described in “Outstanding Equity Awards”, supra. The following persons hold immediately exercisable options to purchase the following number of shares of common stock from the Company: Mr. Charles – 1,666, Mr. Murphy – 151,666. The shares underlying these options are reflected in the numbers set forth in the above table.

     The business address of Messrs. Charles, Murphy and Preskenis is c/o Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The business address of Mr. Martin is c/o Mercury Brewing Company, 23 Hayward Street, Ipswich, Massachusetts 01938. Correspondence to Messrs. Stickney or Atherton may be directed to the above address for Investors Capital Holdings, Ltd. attention of the Secretary, who will promptly forward same to the intended recipient.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

     Our principal executive offices, comprised of several office condominiums, are located in a 9,068 square foot facility at 230 Broadway, Lynnfield, MA. The Company also maintains an investment center in a 2,132 square foot facility at 218 Boston Street, Topsfield, MA. Both of these properties are leased from entities owned and controlled by the CEO and principal stockholder of ICH, Ted Charles, for a combined annual rent of $271,271. The Company believes the annual rent amounts are consistent with current market rates for comparable space in the same geographic areas. These leases were renewed and modified on April 1, 2007 and will expire on March 31, 2012.

     Investors Marketing Services, Inc. (“IMS”) is a wholesaler of fixed insurance products that is jointly owned by the Company's CEO and principal stockholder, Ted Charles, and his spouse. IMS performs a fulfillment function for subsidiaries of the Company by preparing, collating and mailing registration kits to registered representatives, and creates graphics and other artwork for various marketing materials produced for these subsidiaries. It also provides assembly, shipping and postage of literature pertaining to the subsidiaries. For the years ended March 31, 2007, 2006 and 2005 the cost paid by the Company to IMS for these services was $65,816, $55,498 and $33,723, respectively.

     IMS participates without charge in conferences hosted by the Company’s wholly-owned broker-dealer and investment advisory subsidiary, Investors Capital Corporation (“ICC”), where opportunities exist to provide insurance-related training and education to ICC’s independent representatives as well as to market and promote fixed insurance products and services. ICC also encourages its representatives to place fixed insurance business with IMS Insurance Agency, Inc., an insurance agency owned by Mr. Charles’s spouse and daughter (“IMS Insurance”). Management believes that, in many instances, IMS Insurance offers superior services and commission arrangements to ICC and its insurance producers. When insurance is placed by ICC representatives through ICH’s wholly-owned subsidiary, ICC Insurance Agency, Inc. (“ICC Insurance”), IMS typically is utilized by ICC Insurance to provide administrative and other transaction-related services in return for an override. Payments made by the Company to IMS Insurance, when combined with payments received by the Company from IMS Insurance, totaled $4,942, $108,436 and $63,313 respectively, for the fiscal years ended March 31, 2007, 2006 and 2005.

     The Company currently does not have any formal policies or procedures for the review, approval and/or ratification of transactions with related persons, such as are disclosed immediately above. The Company plans to implements such policies and procedures during the current fiscal year as part of a general review and upgrade of the Company’s corporate governance guidelines.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires directors and officers of the Company and persons, or “groups” of persons, who own more than 10% of a registered class of the Company’s equity securities (collectively, “Covered Persons”) to file with the Securities and Exchange Commission, The American Stock Exchange and the Company, within specified time periods, initial reports of beneficial ownership, and subsequent reports of changes in ownership, of certain equity securities of the Company. Based solely on its review of copies of such reports furnished to it or filed with the SEC and available on EDGAR, and upon any written representations of Covered Persons that no other reports were required, the Company believes that Covered Persons have failed to meet such filing requirements as follows:

     During fiscal 2007: (i) each of the Named Executive Officers filed 1 late report on Form 4 and (ii) each of the independent directors failed to file 1 report on Form 4.

     Prior to fiscal 2007: (i) each of the Named Executive Officers and independent directors failed to file an initial report on Form 3, (ii) Mr. Charles filed 1 late report on Form 4, and (iii) Messrs. Charles, Murphy, Preskenis, and Stickney failed to file 2, 4, 1 and 1 reports on Form 4, respectively.

The Company has committed to improving procedures to assure that such reports are timely filed in the future.

CODE OF ETHICS

     The Company has adopted, filed with the SEC and posted on its www.investorscapital.com website a written Code of Ethics that applies to the Company’s principal executive officer, principal financial officer and principal accounting officer and that conforms to the requirements of applicable SEC rule. The Code of Ethics is designed, among other things, to deter wrongdoing and to promote (i) honest and ethical conduct, (ii) full, fair, accurate, timely, and understandable disclosures in reports and documents filed with or submitted to the SEC and in other public communications, (iii) compliance with applicable governmental law, rules and regulations, (iv) prompt internal reporting of violations of the Code and (v) accountability for adherence to the Code.

AUDIT COMMITTEE REPORT

     The Board of Directors of the Company has appointed an Audit Committee composed of three independent directors.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is included as Appendix B hereto. The Audit Committee will review and assess the adequacy of the charter on an annual basis. The Audit Committee's job is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Company's financial statements, to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States of America. The Company's management is responsible for preparing the Company's financial statements and for maintaining internal controls. The independent auditors are responsible for auditing the financial statements and for expressing an opinion as to whether those audited financial statements fairly present the financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America.

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements with management and with UHY, LLP (the "Auditors"), the Company's independent auditors for fiscal 2007.

     The Audit Committee has discussed with the Auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

     The Audit Committee has received from the Auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the Auditors the Auditors' independence.

     Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10- K for the fiscal year ended March 31, 2007 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

/s/ William J. Atherton, Robert Martin and Arthur Stickney

ANNUAL REPORT TO STOCKHOLDERS / FORM 10-K

     The Company's Fiscal Year Ended March 31, 2007 Annual Report to its stockholders (which includes a reproduction of its Annual Report on Form 10-K for fiscal 2007, as filed with the SEC) is being mailed to all stockholders concurrently with this Proxy Statement. Additional copies of the Company's Form 10-K (without exhibits or financial statement schedules), as filed with the SEC, may be obtained at no cost by writing to the Corporate Secretary, Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, Massachusetts 01940. The Company's Form 10-K also may be accessed on the internet at http://www.investorscapital.com. Exhibits or financial statement schedules listed in the Company's Form 10-K are available upon request to the Corporate Secretary at a nominal charge for printing and mailing.

PROPOSALS FOR NEXT ANNUAL MEETING

     No person who intends to present a proposal for action at a forthcoming annual stockholders' meeting of the Company may seek to have the proposal included in the Board of Directors’ proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, (b) has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under applicable state law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the Board of Directors’ proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than March 1, 2008. However, if the date of such meeting is changed by more than 30 calendar days from August 23, 2008, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     A person may submit only one proposal with a supporting statement of not more than 500 words and, under certain circumstances enumerated in the SEC's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

     The Company will be permitted to vote proxies in its discretion on any proposal properly coming before the Company's next annual meeting of stockholders if the Company:

  does not receive notice of the proposal at least 45 days before the Company first mails its proxy materials, or receives notice of the proposal at least 45 days before the Company first mails its proxy materials and advises stockholders in its proxy statement about the nature of the matter and how the Company intends to vote on such matter, all except as otherwise provided by applicable SEC rules.

     Notices of intention to present proposals at the Company's next annual stockholders meeting should be addressed to the Company's Secretary, Steven C. Preskenis, Esq., Investors Capital Holdings, Ltd., 230 Broadway East, Lynnfield, MA 01940.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board knows of no other business to be presented at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed form of proxy are expected to vote the proxy in accordance with their best judgment on such matters.

By order of the Board of Directors, THEODORE E. CHARLES Chairman of the Board and Chief Executive Officer

Exhibit 1

PLAN OF DOMESTICATION

OF

INVESTORS CAPITAL HOLDINGS, LTD.,

1. Investors Capital Holdings, Ltd., a Massachusetts business corporation (the “Corporation”), shall be domesticated in the State of Delaware.

2. The Corporation shall be domesticated as a Delaware business corporation in conformity with the provisions of this Plan of Domestication, as the same may be amended in conformity with Paragraph 6, below (the “Plan”).

3. There shall be no reclassification of the shares of the Corporation by reason of the domestication, whether into other shares or other securities, obligations, rights to acquire shares or other securities, cash, other property, or any combination of the foregoing.

4. The Articles of Incorporation of the Corporation existing immediately prior to the domestication shall, automatically upon such domestication, be replaced by the Certificate of Incorporation set forth in Annex A hereto.

5. The By-Laws of the Corporation existing immediately prior to the domestication shall, automatically upon such domestication, be replaced by the By-Laws set forth in Annex B hereto.

6. The Plan may be amended before filing the document required by the laws of Massachusetts or Delaware to consummate the domestication except that, subsequent to the approval of the Plan by the stockholders of the Corporation, the Plan may not be amended to make any changes that are prohibited by applicable law, including any change that would adversely affect any of the stockholders of the Corporation in any material respect.

Dated this ____ day of ________, 2007

                                                                                                                                 ATTEST: ______________________________________________

                                                                                                                                                Steven C. Preskenis, Secretary, Investors Capital Holdings, Ltd

Annex A

CERTIFICATE OF INCORPORATION

OF

INVESTORS CAPITAL HOLDINGS, LTD.

FIRST. The name of the corporation is Investors Capital Holdings, Ltd.

     SECOND. The address of the Corporation's registered office in the State of Delaware is One Commerce Center, 1201 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is Agents and Corporations, Inc.

     THIRD. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of capital stock which the Corporation shall have authority to issue is Ten Million (10,000,000) shares of Common Stock, par value one cent ($.01) per share.

FIFTH. The Corporation shall have perpetual existence.

     SIXTH. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal the ByLaws of the Corporation as and to the extent provided by the By-Laws.

     SEVENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed by the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

     EIGHTH. Election of directors need not be by written ballot unless the By-Laws of the Corporation shall so provide.

     Meetings of the stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

     NINETH. The Corporation may enter into contracts or transact business (i) with one or more of its directors, officers or stockholders (“Insiders”), (ii) with any corporation, organization or other concern in which any one or more Insiders are directors, officers, stockholders or otherwise interested) and (iii) in which any one or more Insiders is in any way interested; and, in the absence of fraud, no such contract or transaction shall be invalidated or in any way affected by the fact that such Insiders have or may have interests which are or might be adverse to the interest of the Corporation even though the vote or action of Insiders having such adverse interests may have been necessary to obligate the Corporation upon such contract or transaction. At any meeting of the Board of Directors of the Corporation (or of any duly authorized committee thereof) at which any such contract or transaction shall be authorized or ratified, any such director or directors may vote or act thereat with like force and effect as if he had no such interest, provided in such case the nature of such interest shall be disclosed or shall have been known to the directors or a majority of thereof. A general notice that an Insider is interested in any corporation, organization or other concern of any kind above referred to shall be sufficient disclosure as to the nature of such interest of such Insider with respect to all contracts and transactions with such corporation, organization or other concern. No person shall be disqualified from holding office as a director or officer by reason of any such adverse interests unless the Board of Directors shall determine that such adverse interest is detrimental to the interests of the Corporation.

     TENTH. A director of the Corporation shall have no personal liability to the Corporation or to its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor or additional provision) of the General Corporation Law of the State of Delaware, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited.

     ELEVENTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statutes, and all rights conferred on stockholders herein are granted subject to this reservation.

     TWELVETH. The name and mailing address of the incorporator is Steven C. Preskenis, c/o Investors Capital Corporation, 230 Broadway East, Lynnfield, Massachusetts 01940-2320.

     I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is my free act and deed and that the facts herein stated are true, and accordingly have hereunto set my hand this _____ day of ________, 2007.

___________________________________
Steven C. Preskenis, Sole Incorporator

Annex B BY-LAWS

of

Investors Capital Holdings, Ltd. (a Delaware corporation)

ARTICLE 1 OFFICES

     Section 1.01. Offices. The Corporation may have offices at such places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE 2 MEETINGS OF STOCKHOLDERS

     Section 2.01. Place of Meeting. Meetings of the stockholders shall be held at such place, within the State of Delaware or elsewhere, as may be fixed from time to time by the Board of Directors. If no place is so fixed for a meeting, it shall be held at the Corporation's then principal executive office.

     Section 2.02. Annual Meeting. The annual meeting of stockholders shall be held, unless the Board of Directors shall fix some other hour or date therefor, at 10:00 o'clock A.M. on the third Wednesday of August in each year commencing with the year 2008, if not a legal holiday under the laws of Massachusetts, and, if a legal holiday, then on the next succeeding secular day not a legal holiday under the laws of Massachusetts, at which the stockholders shall elect by plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting.

     Section 2.03. Notice of Annual Meetings. Written notice of the annual meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 days nor more than 60 days before the date of the meeting.

     Section 2.04. List of Stockholders. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be so specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 2.05. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning one-third in amount of the entire capital stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

     Section 2.06. Notice of Special Meetings. Written notice of a special meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than 10 days nor more than 60 days before the date of the meeting.

     Section 2.07. Quorum; Voting. The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. When a quorum is present at any meeting, except for elections of directors, which shall be decided by plurality vote, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of statute or of the Certificate of Incorporation, a different vote is required, in which case such express provision shall govern and control the decision of such question. Unless otherwise provided in the Certificate of Incorporation, each stockholder shall at every meeting of stockholders be entitled to one vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no shares shall be voted pursuant to a proxy more than the earlier of (i) three years after the date of the proxy unless the proxy provides for a longer period, or (ii) such time limit as is mandated by applicable law or any exchange upon which the Corporation’s stock is listed.

     Section 2.08. Action Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing setting forth the action so taken shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the corporation by delivery to its registered office in the State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days after the earliest dated consent delivered in the manner required by this Section to the corporation, written consents signed by a sufficient number of stockholders to take action are delivered in the manner required by this Section to the Corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE 3 DIRECTORS

     Section 3.01. Number and Term of Office; Chairman. The number of directors of the Corporation shall be such number as shall be designated from time to time by resolution of the Board of Directors and initially shall be five. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 3.02 hereof, and, at its first meeting following election of the board, each board of directors shall elect a Chairman who shall preside over all meetings of the board. Each director elected shall hold office for a term of one year and shall serve until his successor is elected and qualified or until his earlier death, resignation or removal. Directors need not be stockholders.

     Section 3.02. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10 percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     Section 3.03. Resignations. Any director may resign at any time by giving written notice to the Board of Directors, the President, the Secretary or any Assistant Secretary. Such resignation shall take effect at the time of receipt thereof or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 3.04. Direction of Management. The business of the Corporation shall be managed under the direction of its Board of Directors, which may exercise all such powers of the

Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

     Section 3.05. Place of Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

     Section 3.06. Annual Meeting. Immediately after each annual election of directors, the Board of Directors shall meet for the purpose of organization, election of officers, and the transaction of other business, at the place where such election of directors was held or, if notice of such meeting is given, at the place specified in such notice. Notice of such meeting need not be given. In the absence of a quorum at said meeting, the same may be held at any other time and place which shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by the directors, if any, not attending and participating in the meeting.

     Section 3.07. Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board.

     Section 3.08. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman or President on 2 days' notice to each director; either personally (including telephone), or in the manner specified in Section 4.01; special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of two directors (or of one director, if there be no others).

     Section 3.09. Quorum; Voting. At all meetings of the Board, a majority of the directors shall constitute a quorum for the transaction of business; and at all meetings of any committee of the Board, a majority of the members of such committee shall constitute a quorum for the transaction of business. The act of a majority of the directors present at any meeting of the Board of Directors or any committee thereof at which there is a quorum present shall be the act of the Board of Directors or such committee, as the case may be, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors or committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

     Section 3.10. Action Without a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

     Section 3.11. Participation in Meetings. One or more directors may participate in any meeting of the Board or committee thereof by means of conference telephone or other communications equipment by which all persons participating can hear each other.

     Section 3.12. Committees of Directors. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution, shall have and may exercise all of the powers and authority of the Board of Directors and may authorize the seal of the Corporation to be affixed to all papers which may require it, but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution providing for the issuance of shares of stock adopted by the Board of Directors, fix any preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when requested.

     Section 3.13. Compensation of Directors. Each director shall be entitled to receive such compensation, if any, as may from time to time be fixed by the Board of Directors. Members of special or standing committees may be allowed like compensation for attending committee meetings. Directors may also be reimbursed by the Corporation for all reasonable expenses incurred in traveling to and from the place of each meeting of the Board or of any such committee or otherwise incurred in the performance of their duties as directors. No payment referred to herein shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

ARTICLE 4 NOTICES

     Section 4.01. Notices. Whenever, under the provisions of law or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, such requirement shall not be construed to necessitate personal notice. Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, in a postpaid, sealed wrapper, or by dispatching a prepaid facsimile or email or by delivering a writing in a sealed wrapper prepaid to a courier service guaranteeing delivery within 2 business days, in each case addressed to such director or stockholder, at his address as it appears on the records of the Corporation in the case of a stockholder and at his business address (unless he shall have filed a written request with the Secretary that notices be directed to a different address) in the case of a director. Such notice shall be deemed to be given at the time it is so dispatched.

     Section 4.02. Waiver of Notice. Whenever, under the provisions of law or of the Certificate of Incorporation or of these By-Laws, notice is required to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent thereto. Neither the business nor the purpose of any meeting need be specified in such a waiver.

ARTICLE 5 OFFICERS

     Section 5.01. Number. The officers of the Corporation shall be a President, a Secretary and a Treasurer, and may also include one or more Executive Vice Presidents and/or Vice Presidents, one or more Assistant Secretaries and Assistant Treasurers, and such other officers as may be enumerated and elected by the Board of Directors from time to time. Any number of offices may be held simultaneously by the same person.

     Section 5.02. Election and Term of Office; Removal. The officers of the Corporation shall be elected by the Board of Directors. Officers shall hold office at the pleasure of the Board. Any officer may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

     Section 5.03. President. The President shall be the chief executive officer and general manager of the Corporation and shall have overall responsibility for the management of the business and operations of the Corporation. He shall see that all orders and resolutions of the Board are carried into effect. In general, he shall perform all duties incident to the office of President, and such other duties as from time to time may be assigned by the Board.

     Section 5.04. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the stockholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President. He shall have custody of the corporate seal of the Corporation (if any) and he, or an Assistant Secretary, shall have authority to affix the same to any instrument, and when so affixed it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

     Section 5.04. Assistant Secretaries. The Assistant Secretary or Secretaries shall, in the absence or disability of the Secretary, perform the duties and exercise the authority of the Secretary and shall perform such other duties and have such other authority as the Board of Directors or the President may from time to time prescribe.

     Section 5.05. Treasurer. The Treasurer shall be the chief financial officer of the Corporation and shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all monies and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements, and shall render to the Board of Directors when the Board so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

     Section 5.06. Assistant Treasurers. The Assistant Treasurer or Treasurers shall, in the absence or disability of the Treasurer, perform the duties and exercise the authority of the Treasurer and shall perform such other duties and have such other authority as the Board of Directors or the President may from time to time prescribe.

ARTICLE 6

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 6.01. Indemnification. Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving while a director or officer of the Corporation at the request of the Corporation as a director, officer, employee, agent, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines, excise taxes and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the full extent permissible under Delaware law.

     Section 6.02. Advances. Any person claiming indemnification within the scope of Section 6.01 shall be entitled to advances from the Corporation for payment of the expenses of defending actions against such person in the manner and to the full extent permissible under Delaware law.

     Section 6.03. Procedure. On the request of any person requesting indemnification under Section 6.01, the Board of Directors or a committee thereof shall determine whether such indemnification is permissible or such determination shall be made by independent legal counsel if the Board or committee so directs or if the Board or committee is not empowered by statute to make such determination.

     Section 6.04. Other Rights. The indemnification and advancement of expenses provided by this Article 6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any insurance or other agreement, vote of shareholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding an office, and shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

     Section 6.05. Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, agent, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of these By-laws.

     Section 6.06. Modification. The duties of the Corporation to indemnify and to advance expenses to a director or officer provided in this Article 6 shall be in the nature of a contract between the Corporation and each such director or officer, and no amendment or repeal of any provision of this Article 6 shall alter, to the detriment of such director or officer, the right of such person to the advancement of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment, repeal or termination.

ARTICLE 7 CERTIFICATES OF STOCK

     Section 7.01. Stock Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate in the form prescribed by the Board of Directors signed on behalf of the Corporation by the President or an Executive Vice President or Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares owned by him in the Corporation. Any or all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.

     Section 7.02. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

     Section 7.03. Transfers of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

     Section 7.04. Fixing Record Date. The Board of Directors of the Corporation may fix a record date for the purpose of determining the stockholders entitled to notice of, or to vote at, any meeting of stockholders or any adjournment thereof, or to consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action. Such record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and such record date shall not be (i) in the case of such a meeting of stockholders, more than 60 nor less than 10 days before the date of the meeting of stockholders, or (ii) in the case of consents in writing without a meeting, more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors, or (iii) in other cases, more than 60 days prior to the payment or allotment or change, conversion or exchange or other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting.

     Section 7.05. Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of stock to receive dividends and to vote as such owner, and shall be entitled to hold liable for calls and assessments a person registered on its books as the owner of stock, and shall not be bound to recognize any equitable or other claim to, or interest in, such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE 8 AMENDMENTS

     Section 8.01. Amendments. These By-Laws may be altered, amended or repealed, and new By-Laws may be adopted, by the stockholders or by the Board of Directors at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting.